LOOMIS SAYLES BOND FUND

LOOMIS SAYLES GLOBAL BOND FUND

(the “Funds”)

Supplement dated March 24, 2008 to the Loomis Sayles Retail Income Funds Prospectus, dated February

1, 2008, as may be revised and supplemented from time to time.

Effective June 2, 2008, the 2.00% redemption fee imposed on shares of the Funds sold or exchanged within 60 days of their acquisition will be eliminated.

M-LSSP91-0308